TRITON INTERNATIONAL LIMITED 2016 EQUITY INCENTIVE PLAN NOTICE OF RESTRICTED SHARE UNIT GRANT You (“Grantee”) have been granted by Triton International Limited (the “Company”) the following number of Restricted Share Units (the “RSUs”) pursuant to the Triton International Limited 2016 Equity Incentive Plan (the “Plan”). The RSUs are subject to all of the terms and conditions as set forth in the Plan, this Notice of Restricted Share Unit Grant (the “Notice”) and the Restricted Share Unit Award Agreement (the “Award Agreement”), including any additional terms and conditions for Grantee's country of residence set forth in the Appendix attached hereto (the “Appendix”). Each RSU is equivalent to one common share of the Company, par value $0.01 per share (a “Share”), for purposes of determining the number of Shares subject to the RSU: Name of Grantee: [ ] Overall Target Number of RSUs: [ ] Number of Time Vesting RSUs Only [ ] plus Minimum Performance RSUs [ ]: [ ] Additional RSUs if Target Performance Vesting Met: [ ] Further Additional RSUs if Maximum Performance Vesting Met: [ ] Effective Date of Grant: [ ] Vesting Date: [ ], subject to earlier vesting pursuant to the terms of the Plan and the attached Award Agreement and subject to meeting performance criteria for those RSUs that are also subject to meeting the performance criteria set forth on the exhibit attached hereto, provided you have not had a Termination of Service on or prior to such date: Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Plan. By your signature and the signature of the Company's representative below, you and the Company agree that these RSUs are granted under and governed by the terms and conditions of this Notice, the Plan and the Award Agreement, both of which are attached to and made a part of this document. GRANTEE: TRITON INTERNATIONAL LIMITED: By: Title: Exhibit 10.3

Triton International Limited 2016 Equity Incentive Plan Exhibit to Notice of Restricted Share Unit Grant with Effective Date of [ ] Performance Period: [ ] to [ ] Performance-based compensation criteria for RSU grants The number of performance-based RSUs that will vest will be based on the attainment of the performance criteria set forth for Relative Total Shareholder Return and Adjusted Return on Equity for the Performance Period. Performance criteria will be weighted equally between the results attained for Relative Total Shareholder Return and Adjusted Return on Equity. 1. 50% - Relative Total Shareholder Return. Total Shareholder Return (“TSR”) is a rate of return reflecting stock price appreciation, plus reinvested dividends and distributions in additional shares of stock, taking into account stock splits or other similar events (as applicable), from the beginning of the Performance Period through the end of the Performance Period. The following peer companies will be used for calculating the Relative TSR component: [Peer group companies and weightings to be included.] The payout for the Relative TSR component will range from 50% to 150% of target based on the ranking of the Company’s TSR relative to the TSR of the applicable peer group established hereunder (the “Peer Group”) over the applicable Performance Period. The table below summarizes the Relative TSR component payout level as a percent of target based on the Company’s TSR rank. Performance Level* TSR Rank Attained % of Target Payout Threshold 25th percentile or below 50 Target 50th percentile 100 Maximum 75th percentile or above 150 *Results that fall between performance levels will be interpolated on a straight-line basis. In the event of a tie between the Company and a member of the Peer Group in TSR ranking for a Performance Period (including TSR rankings within 1/10th of one percent), the Company will be ranked above the applicable member of the Peer Group for the applicable Performance Period.

2. 50% - Adjusted Return on Equity (ROE). Adjusted Return on Equity (“ROE”) will be calculated as the average for each of the quarters in the Performance Period of (a) the Company’s reported annualized adjusted net income applicable to the Company’s common shareholders, divided by (b) the average of the Company’s beginning and ending common shareholders’ equity as reported under GAAP. The table below summarizes the ROE component payout level as a percent of target based on the Company’s ROE attained for the Performance Period. Performance Level* ROE Attained % of Target Payout Threshold [ ]% or less 50 Target [ ]% 100 Maximum [ ]% or more 150 *Results that fall between performance levels will be interpolated on a straight-line basis. Payout levels for the TSR and ROE components will be averaged to determine the final payout under the performance-based Restricted Shares. The Committee (as defined in the Plan) shall make all determinations necessary or appropriate to determine the number of performance-based Restricted Shares that may vest. In particular, the Committee may, in its sole discretion, make adjustments to the results or ROE target levels as it deems appropriate to take into account significant capital allocation actions during the Performance Period. Any adjustments or determinations by the Committee with respect to the performance-based Restricted Shares will be binding on Grantee and all interested parties. In the event the number of performance-based Restricted Shares under this exhibit is not a whole number, then the final number of performance-based Restricted Shares shall be rounded down to the nearest whole number.

Page 1 of 10 TRITON INTERNATIONAL LIMITED RESTRICTED SHARE UNIT AWARD AGREEMENT SECTION 1. GRANT OF RESTRICTED SHARE UNITS. (a) RESTRICTED SHARE UNITS. On the terms and conditions set forth in the Triton International Limited 2016 Equity Incentive Plan (the “Plan”), the Notice of Restricted Share Unit Grant (the “Notice”) and this Restricted Share Unit Award Agreement (the “Award Agreement”), including any additional terms and conditions for Grantee's country of residence set forth in the Appendix attached hereto (the “Appendix”), the Company grants to Grantee on the Effective Date of Grant the number of Restricted Share Units (the “RSUs”) set forth in the Notice. For purposes of this Award Agreement, to the extent Grantee is not employed by the Company, the “Employer” means the member of the Group that employs Grantee. (b) PLAN AND DEFINED TERMS. The RSUs are granted pursuant to the Plan, a copy of which Grantee acknowledges having received. All terms, provisions, and conditions applicable to the RSUs set forth in the Plan and not set forth herein are hereby incorporated by reference herein. To the extent any provision hereof is inconsistent with a provision of the Plan, the provisions of the Plan will govern. All capitalized terms that are used in this Award Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Plan. SECTION 2. RIGHT TO RESTRICTED SHARE UNITS AND DIVIDEND EQUIVALENT RIGHTS OR RETURN OF CAPITAL. (a) Grantee shall not be entitled to the Shares underlying the RSUs until such RSUs vest and the Committee, in its sole discretion, determines the number RSUs (if any) that have vested. The Notice contains the vesting schedule (the “Vesting Schedule”). (b) All Dividend Equivalent Rights or return of capital distributions on Shares underlying the RSUs shall accrue on the books of the Company for the benefit of Grantee, but shall only become payable if and to the extent the RSUs vest, regardless of whether or not vesting is contingent upon continued employment, the achievement of performance goals, or both. (c) Subject to the terms and conditions of the Plan, the Notice and this Award Agreement, each vested RSU, plus related vested Dividend Equivalent Rights and return of capital distributions, shall be paid to Grantee as soon as practical after the applicable Vesting Date, but in no event later than sixty (60) days following the Vesting Date; provided, however, that Grantee will not be permitted, directly or indirectly, to designate the taxable year of the distribution. (d) For purposes of this Award Agreement, if Grantee is employed in the United States, the “date of Termination of Service” means the effective date of Grantee's Termination of Service. If Grantee is employed outside of the United States, the “date of Termination of Service” means the earliest of (i) the date on which notice of Termination of Service is provided to Grantee, (ii) the last day of Grantee's active service with the Employer or (iii) the last day on which Grantee is an employee of the Employer, as determined in each case, without including any required advanced notice period and irrespective of the status of the termination under local labor or employment laws.

Page 2 of 10 (e) As a condition of the RSU grant, Grantee agrees to repatriate all payments attributable to the RSUs in accordance with local foreign exchange rules and regulations in Grantee's country of residence (and country of employment, if different). In addition, Grantee agrees to take any and all actions, and consents to any and all actions taken by the Employer, the Company and any member of the Group as may be required to allow the Employer, the Company and any member of the Group to comply with local laws, rules and regulations in Grantee's country of residence (and country of employment, if different). Finally, Grantee agrees to take any and all actions that may be required to comply with Grantee's personal legal and tax obligations under local laws, rules and regulations in Grantee's country of residence (and country of employment, if different). SECTION 3. TERMINATION OF SERVICES AND CHANGE OF CONTROL. (a) TERMINATION OF SERVICE. (i) If the Termination of Service is by (x) the Company for Cause (as defined in the Plan), (y) a Nonemployee Director or Consultant for any reason, or (z) an Employee without Good Reason (as defined in the Plan), all unvested RSUs shall be forfeited upon the date of Termination of Service. (ii) If the Termination of Service is a result of an Employee’s death or being Disabled, all unvested RSUs shall vest as of the date of the Employee's death, or date of Termination of Service if the Employee is Disabled, and shall be payable no later than sixty (60) days following death or such Termination of Service, except that for unvested RSUs that are also subject to performance vesting conditions, those unvested RSUs shall only vest based on the attainment of performance criteria as of the end of the last fiscal quarter immediately prior to the date of Termination of Service and shall be payable no later than sixty (60) days following such Termination of Service. (iii) If the Termination of Service is by (x) the Company without Cause or (y) Grantee with Good Reason , all unvested RSUs which were not granted during the calendar year in which such Termination of Service occurs shall vest and be payable no later than sixty (60) days following such Termination of Service, except that for unvested RSUs that are also subject to performance vesting conditions, those unvested RSUs shall only vest based on the attainment of performance criteria as of the end of the last fiscal quarter immediately prior to the date of Termination of Service and shall be payable no later than sixty (60) days following such Termination of Service. Any RSUs granted during the calendar year of Termination of Service shall be forfeited on the date of Termination of Service. (b) CHANGE OF CONTROL. Notwithstanding the Vesting Schedule and anything set forth in the Plan to the contrary, if a Change of Control (as defined in the Plan) occurs, and within twenty- four (24) months following the occurrence of such Change in Control, Grantee experiences a Termination of Service by the Company other than for Cause or by Grantee for Good Reason, all unvested RSUs shall automatically vest in full upon the date of Termination of Service and shall be payable no later than sixty (60) days following such Termination of Service. SECTION 4. NATURE OF GRANT. In accepting the RSU grant, Grantee acknowledges, understands and agrees that:

Page 3 of 10 (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past; (c) all decisions with respect to future grants of RSUs or other grants, if any, will be at the sole discretion of the Company; (d) Grantee is voluntarily participating in the Plan; (e) the RSUs and the Shares subject to the RSUs, and the income from and value of same, are not intended to replace any pension rights or compensation; (f) the RSUs and the Shares subject to the RSUs, and the income from and value of same, are not intended to replace any pension rights or compensation and are not part of normal or expected compensation for purposes of, including calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments; (g) unless otherwise agreed with the Company in writing, the RSUs and the Shares subject to the RSUs, and the income from and value of same, are not granted as consideration for, or in connection with, the service Grantee may provide as a director of a subsidiary of the Company; (h) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty; (i) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from Grantee’s Termination of Service (for any reason, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Grantee is employed or the terms of Grantee's employment agreement, if any); (j) for purposes of the RSUs, Grantee’s employment relationship will be considered terminated as of the date Grantee is no longer actively providing services to the Company, the Employer or any member of the Group (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Grantee is employed or the terms of Grantee’s employment agreement, if any), and such date will not be extended by any notice period (e.g., the period of employment would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Grantee is employed or the terms of Grantee’s employment agreement, if any); the Committee shall have the exclusive discretion to determine when Grantee is no longer actively providing services for purposes of the RSU grant (including whether Grantee may still be considered to be providing services while on a leave of absence); (k) unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Award Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares;

Page 4 of 10 (l) neither the Company nor the Employer shall be liable for any foreign exchange rate fluctuation between Grantee's local currency and the United States Dollar that may affect the value of this Award or of any amounts due to Grantee pursuant to the settlement of the RSU or the subsequent sale of any Shares acquired upon settlement; and (m) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Grantee’s participation in the Plan or Grantee’s acquisition or sale of the Shares. Grantee should consult with his or her personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. SECTION 5. MISCELLANEOUS PROVISIONS. (a) TAX WITHHOLDING. The Company or the Employer may make such provisions as are necessary or appropriate for the withholding of any or all federal, state, local or foreign income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax related-items (“Tax Related-Items”) on the Shares and Dividend Equivalent Rights and return of capital distributions, in accordance with Article 18 of the Plan, as applicable. Regardless of any action by the Company or the Employer, Grantee acknowledges that the ultimate liability for all Tax Related-Items associated with the RSUs is and remains Grantee’s responsibility and may exceed the amount actually withheld, and the Company and the Employer (i) make no representations or undertakings regarding the treatment of any Tax Related-Items in connection with any aspect of the RSUs, including the grant of the RSUs, the vesting of the RSUs, the subsequent sale of Shares acquired pursuant to the RSUs and the receipt of any Dividend Equivalent Rights and return of capital distributions; and (ii) do not commit to structure the terms of the grant or any aspect of RSUs to reduce or eliminate Grantee’s liability for Tax Related-Items. Further, if Grantee is subject to tax in more than one jurisdiction, Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Related-Items in more than one jurisdiction. In the event the withholding requirements are not satisfied through the withholding of Shares or Grantee's regular salary and/or wages or other amounts payable to Grantee, no Shares will be issued to Grantee unless and until satisfactory arrangements (as determined by the Company) have been made by Grantee with respect to the payment of any Tax-Related Items which the Company determines, in its sole discretion, must be withheld or collected with respect to the RSUs. If Grantee is subject to taxation in more than one jurisdiction, Grantee acknowledges that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction. By accepting the this RSU grant, Grantee expressly consents to the withholding of Shares and/or the withholding of amounts from Grantee's regular salary and/or wages, or other amounts payable to Grantee, as provided for hereunder. All other Tax-Related Items related to the RSUs and any Shares acquired pursuant to the vesting of the RSUs are Grantee's sole responsibility. (b) RIGHTS AS A SHAREHOLDER. Neither Grantee nor Grantee's representative shall have any rights as a Shareholder with respect to any Shares subject to the RSUs until the RSUs have vested and Shares have been issued in Grantee’s name in book entry form, as the case may be. Until the issuance of such Shares, Grantee shall not be entitled to vote the Shares represented by the RSUs, shall not be entitled to receive dividends or distributions attributable to such Shares, and shall not have any other rights as a shareholder. (c) DATA PRIVACY. The collection, use and transfer, in electronic or other form, of Grantee’s personal data as described in this Award Agreement and any other RSU award materials will be in accordance with the Employer’s data protection notice (the “Employer Data Protection Notice”), where applicable. Such personal data may be collected, used and transferred by and among, as applicable, the

Page 5 of 10 Company, the Employer, any member of the Group and any third parties assisting (presently or in the future) with the implementation, administration and management of the Plan, for the exclusive purpose of implementing, administering and managing Grantee’s participation in the Plan. Where required under applicable law, personal data also may be disclosed to certain securities or other regulatory authorities where the Shares are listed or traded or regulatory filings are made, or to certain tax authorities for compliance with the Company’s, the Employer’s and/or Grantee’s tax obligations. (d) APPENDIX. If applicable, the RSUs are subject to any additional terms and conditions for the country set forth in the Appendix to this Award Agreement. If Grantee relocates to another country, the terms and conditions for that country (if any) will apply to Grantee to the extent the Company determines, in its sole discretion, that applying such terms and conditions are necessary or advisable to comply with local law, rules and regulations or to facilitate the operation and administration of this Award Agreement and the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate Grantee's transfer). The Appendix constitutes part of this Award Agreement. (e) LANGUAGE. By accepting this Award Agreement, Grantee acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is proficient in the English language, so as to enable Grantee to understand the provisions of this Award Agreement and the Plan. If Grantee has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. (f) ELECTRONIC DELIVERY AND PARTICIPATION. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. (g) IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on the RSUs, any payment made pursuant to the RSUs, and Grantee's participation in the Plan, to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local law, rules and regulations or to facilitate the operation and administration of the RSUs and the Plan. Such requirements may include requiring Grantee to sign any agreements or undertakings that may be necessary to accomplish the foregoing. (h) INSIDER TRADING RESTRICTIONS/MARKET ABUSE LAWS. Grantee acknowledges that, depending on his or her country of residence, the broker’s country of establishment, or where the Shares are listed, Grantee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect Grantee’s ability to, directly or indirectly, accept, acquire, sell, or attempt to sell or otherwise dispose of Shares, rights to Shares (e.g., RSUs), or rights linked to the value of Shares, during such times as Grantee is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in the applicable jurisdictions or Grantee's country of residence). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Grantee places before possessing the inside information. Furthermore, Grantee may be prohibited from (i) disclosing inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Grantee is responsible for ensuring compliance with any applicable restrictions and should consult his or her

Page 6 of 10 personal legal advisor on this matter. (i) EXCHANGE CONTROLS; FOREIGN ASSET/ACCOUNT REPORTING. Grantee acknowledges that Grantee's country of residence may have certain exchange controls, foreign asset and/or account reporting requirements that may affect Grantee’s ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside Grantee's country of residence. Grantee may be required to report such accounts, assets or transactions to the tax or other authorities in Grantee's country of residence. Grantee also may be required to repatriate sale proceeds or other cash received as a result of Grantee’s participation in the Plan to Grantee's country of residence through a designated bank or broker and/or within a certain time after receipt. Grantee acknowledges that it is Grantee’s responsibility to be compliant with such regulations, and Grantee should consult with Grantee’s personal legal advisor for any details. (j) NOTICE. Any notice required by the terms of this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to Grantee at the address that he or she most recently provided in writing to the Company. (k) CHOICE OF LAW; VENUE. This Award Agreement and the Notice shall be governed by, and construed in accordance with, the laws of the state of New York, USA, without regard to the conflict of law provisions. For purposes of litigating any dispute that arises under this grant or the Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of New York, USA, and agree that such litigation shall be conducted in the courts of New York, NY, or the federal courts for the United States for the Southern District of New York, where this grant is made and/or to be performed. (l) COUNTERPARTS. This Award Agreement may be executed in two or more counterparts (which may be electronic), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. (m) MODIFICATION OR AMENDMENT. This Award Agreement may only be modified or amended by written agreement executed by the parties hereto (which may be electronic); provided, however, that the adjustments permitted pursuant to Section 4.3 of the Plan may be made without such written agreement. (n) SEVERABILITY. In the event any provision of this Award Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Award Agreement, and this Award Agreement shall be construed and enforced as if such illegal or invalid provision had not been included. (o) AWARD SUBJECT TO COMPANY CLAWBACK POLICY. The RSUs shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted (or that may be adopted) by the Board, as may be amended from time to time, or required by law during the term of Grantee’s employment or other service that is applicable to Grantee. (p) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in this Award Agreement shall confer upon Grantee any right to continue in the employ of the Company, a parent or any subsidiary or shall interfere with or restrict in any way the right of the Company, parent or any subsidiary, which is hereby expressly reserved, to remove, terminate or discharge Grantee at any time for any reason whatsoever, with or without Cause and with or without advance notice.

Page 7 of 10 (q) SECTION 409A COMPLIANCE. This Section 5(q) may not apply if Grantee is not a U.S. taxpayer. The RSUs are intended to comply with Code Section 409A or an exemption thereunder, as determined by the Committee in its sole discretion, including the six month delay for payments of deferred compensation to “key employees” upon separation from service pursuant to Code Section 409A(a)(2)(B)(i), if applicable, and this Award Agreement shall be interpreted, administered and operated accordingly. To the extent that any provision in this Award Agreement is ambiguous as to its compliance with Code Sections 409A or 457A, the provision shall be interpreted in a manner so that no payment due to Grantee shall be deemed subject to an “additional tax” within the meaning of Code Section 409A(a)(1)(B). For purposes of Code Section 409A, each payment made under this Award Agreement shall be treated as a separate payment. In no event may Grantee, directly or indirectly, designate the calendar year of any payment under this Award Agreement. The Company does not guarantee the tax treatment of any payments under this Award Agreement, including under the Code, federal, state, local or foreign tax laws and regulations. (r) COMPLIANCE WITH LAW. Notwithstanding any other provision of the Plan or this Award Agreement, unless there is an exemption from any registration, qualification or other legal requirement applicable to the Shares, the Company shall not be required to deliver any Shares issuable upon settlement of the RSU prior to the completion of any registration or qualification of the Shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. Grantee understands that the Company is under no obligation to register or qualify the Shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Grantee agrees that the Company shall have unilateral authority to amend the Award Agreement without Grantee’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. (s) RATIFICATION OF ACTIONS. By accepting this RSU grant, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated Grantee's acceptance and ratification of, and consent to, any action taken under the Plan or this Award Agreement and the Notice, the Board, or the Committee.

Page 8 of 10 APPENDIX COUNTRY-SPECIFIC TERMS AND CONDITIONS FOR GRANTEES OUTSIDE THE UNITED STATES Capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan, the Notice of Restricted Share Unit Grant and the Award Agreement. Terms and Conditions This Appendix includes additional terms and conditions that govern the RSUs granted under the Plan if Grantee resides and/or works in one of the countries listed below. If Grantee is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Grantee is currently residing and/or working, or if Grantee relocates to another country after the grant of the RSUs, the Company shall, in its sole discretion, determine to what extent the special terms and conditions contained herein are applicable. Notifications This Appendix may also include information regarding exchange controls and certain other issues of which Grantee should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, and other laws in effect in the respective countries as of February 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date at the time the RSU vest or Grantee sells Shares acquired under the Plan. In addition, the information contained herein is general in nature and may not apply to Grantee’s particular situation, and the Company is not in a position to assure Grantee of a particular result. Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee's country of residence may apply to his or her situation. Finally, if Grantee is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Grantee is currently residing and/or working, or if Grantee relocates to another country after the RSUs are granted, the notifications contained herein may no longer be applicable to Grantee. European Union (“EU”) / European Economic Area (“EEA”) Data Privacy Notice for Grantees in the EU / EEA (a) General. The Company is located at Victoria Place, 5th Floor, 31 Victoria Street, Hamilton HM 10, Bermuda, and grants RSUs under the Plan to certain Grantees, at its sole discretion. In conjunction with the Company's grant of the RSUs under the Plan and its ongoing administration of such award, the Company is providing the following information about its data collection, processing and transfer practices, which Grantee should carefully review. (b) Purposes and Legal Bases of Processing. The Company processes Data (as defined below) for the purpose of administering and managing Grantee’s participation in the Plan and facilitating compliance with applicable tax, exchange control, securities and labor laws. The legal basis for the collection, use and other processing of Data by the Company and the third-party service

Page 9 of 10 providers described below is the necessity of such collection, use and processing for the Company to perform its contractual obligations under this Award Agreement and for the Company’s legitimate business interests of implementing and managing the Plan and generally administering employee equity awards. (c) Data Collection and Usage. The Company and the Employer may collect, process and use the following types of personal information about Grantee: Grantee’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, details of all stock options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Grantee’s favor (“Data”). (d) Stock Plan Administration Service Providers. The Company may transfer Data to third parties which assist the Company with the implementation, administration and management of the Plan. Grantee may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to Grantee’s ability to participate in the Plan. (e) International Data Transfers. Certain of the Company’s operations, including its internal stock plan administration, and its service providers are based in the United States, which means that it will be necessary for Data to be transferred to, and processed in, the United States. The legal basis for the transfer of Data to the Company and its third-party service providers is the necessity of such transfer for the Company to perform its contractual obligations under this Award Agreement and for the Company’s legitimate business interests of implementing and managing the Plan and generally administering employee equity awards. (f) Data Retention. The Company will hold and use the Data only as long as is necessary to implement, administer and manage Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities and labor laws. This means Data may be retained after Grantee’s employment is terminated. (g) Data Subject Rights. Grantee may have a number of rights under data privacy laws in Grantee’s jurisdiction. Depending on where Grantee is based, such rights may include the right to (i) request access or copies of Data the Company processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in Grantee’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, Grantee can contact his or her local human resources representative. (h) Contractual Requirement. Where necessary, Grantee’s provision of Data and its processing as described above is a contractual requirement for Grantee to participate in the Plan. Grantee’s participation in the Plan and Grantee’s acceptance of the Restricted Stock Unit is purely voluntary. Grantee can refuse to provide Data, as a result of which Grantee will not be able to participate in the Plan, but Grantee’s career and salary will not be affected in any way. Belgium No country-specific provisions. Germany No country-specific provisions.

Page 10 of 10 Netherlands Waiver of Termination Rights. By accepting the RSUs, Grantee hereby waives any and all rights to compensation or damages as a result of the termination of employment with the Company and the Employer for any reason whatsoever, insofar as those rights result or may result from (a) the loss or diminution in value of such rights or entitlements under the Plan, or (b) your ceasing to have rights under, or ceasing to be entitled to any awards under the Plan as a result of such termination. South Korea No country-specific provisions. Taiwan Securities Law Information. This RSU and the Shares to be issued pursuant to the Plan are available only for employees. The RSU is not a public offer of securities by a Taiwanese company. ************************************